                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

      (S-8 Registration Statement for 1999 Omnibus Stock Incentive Plan)

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of STANCORP FINANCIAL GROUP, INC. does hereby constitute and appoint Ronald E. Timpe, Eric E. Parsons, and J. Gregory Ness, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of StanCorp Financial Group, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable StanCorp Financial Group, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of StanCorp Financial Group, Inc. issuable pursuant to the 1999 Omnibus Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of StanCorp Financial Group, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.


DATED: May 3, 1999


/s/ Ronald E. Timpe
-------------------
RONALD E. TIMPE

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

      (S-8 Registration Statement for 1999 Omnibus Stock Incentive Plan)

 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of STANCORP FINANCIAL GROUP, INC. does hereby constitute and appoint Ronald E. Timpe, Eric E. Parsons, and J. Gregory Ness, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of StanCorp Financial Group, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable StanCorp Financial Group, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of StanCorp Financial Group, Inc. issuable pursuant to the 1999 Omnibus Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of StanCorp Financial Group, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: May 3, 1999


/s/ Eric E. Parsons
-------------------
ERIC E. PARSONS

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

      (S-8 Registration Statement for 1999 Omnibus Stock Incentive Plan)

 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of STANCORP FINANCIAL GROUP, INC. does hereby constitute and appoint Ronald E. Timpe, Eric E. Parsons, and J. Gregory Ness, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of StanCorp Financial Group, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable StanCorp Financial Group, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of StanCorp Financial Group, Inc. issuable pursuant to the 1999 Omnibus Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of StanCorp Financial Group, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: May 3, 1999


/s/ J. Gregory Ness
-------------------
J. GREGORY NESS

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

      (S-8 Registration Statement for 1999 Omnibus Stock Incentive Plan)

 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of STANCORP FINANCIAL GROUP, INC. does hereby constitute and appoint Ronald E. Timpe, Eric E. Parsons, and J. Gregory Ness, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of StanCorp Financial Group, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable StanCorp Financial Group, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of StanCorp Financial Group, Inc. issuable pursuant to the 1999 Omnibus Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of StanCorp Financial Group, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: May 3, 1999


/s/ Patricia J. Brown
---------------------
PATRICIA J. BROWN

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

      (S-8 Registration Statement for 1999 Omnibus Stock Incentive Plan)

 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of STANCORP FINANCIAL GROUP, INC. does hereby constitute and appoint Ronald E. Timpe, Eric E. Parsons, and J. Gregory Ness, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of StanCorp Financial Group, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable StanCorp Financial Group, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of StanCorp Financial Group, Inc. issuable pursuant to the 1999 Omnibus Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of StanCorp Financial Group, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: May 3, 1999


/s/ Virginia L. Anderson
------------------------
VIRGINIA L. ANDERSON

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

      (S-8 Registration Statement for 1999 Omnibus Stock Incentive Plan)

 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of STANCORP FINANCIAL GROUP, INC. does hereby constitute and appoint Ronald E. Timpe, Eric E. Parsons, and J. Gregory Ness, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of StanCorp Financial Group, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable StanCorp Financial Group, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of StanCorp Financial Group, Inc. issuable pursuant to the 1999 Omnibus Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of StanCorp Financial Group, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: May 3, 1999


/s/ Frederick W. Buckman
------------------------
FREDERICK W. BUCKMAN

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

      (S-8 Registration Statement for 1999 Omnibus Stock Incentive Plan)

 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of STANCORP FINANCIAL GROUP, INC. does hereby constitute and appoint Ronald E. Timpe, Eric E. Parsons, and J. Gregory Ness, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of StanCorp Financial Group, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable StanCorp Financial Group, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of StanCorp Financial Group, Inc. issuable pursuant to the 1999 Omnibus Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of StanCorp Financial Group, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: May 3, 1999


/s/ John E. Chapoton
--------------------
JOHN E. CHAPOTON

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

      (S-8 Registration Statement for 1999 Omnibus Stock Incentive Plan)

 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of STANCORP FINANCIAL GROUP, INC. does hereby constitute and appoint Ronald E. Timpe, Eric E. Parsons, and J. Gregory Ness, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of StanCorp Financial Group, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable StanCorp Financial Group, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of StanCorp Financial Group, Inc. issuable pursuant to the 1999 Omnibus Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of StanCorp Financial Group, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: May 3, 1999


/s/ Barry J. Galt
-----------------
BARRY J. GALT

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

      (S-8 Registration Statement for 1999 Omnibus Stock Incentive Plan)

 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of STANCORP FINANCIAL GROUP, INC. does hereby constitute and appoint Ronald E. Timpe, Eric E. Parsons, and J. Gregory Ness, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of StanCorp Financial Group, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable StanCorp Financial Group, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of StanCorp Financial Group, Inc. issuable pursuant to the 1999 Omnibus Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of StanCorp Financial Group, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: May 3, 1999


/s/ Richard Geary
-----------------
RICHARD GEARY

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

      (S-8 Registration Statement for 1999 Omnibus Stock Incentive Plan)

 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of STANCORP FINANCIAL GROUP, INC. does hereby constitute and appoint Ronald E. Timpe, Eric E. Parsons, and J. Gregory Ness, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of StanCorp Financial Group, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable StanCorp Financial Group, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of StanCorp Financial Group, Inc. issuable pursuant to the 1999 Omnibus Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of StanCorp Financial Group, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: May 3, 1999


/s/ Peter T. Johnson
--------------------
PETER T. JOHNSON

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

      (S-8 Registration Statement for 1999 Omnibus Stock Incentive Plan)

 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of STANCORP FINANCIAL GROUP, INC. does hereby constitute and appoint Ronald E. Timpe, Eric E. Parsons, and J. Gregory Ness, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of StanCorp Financial Group, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable StanCorp Financial Group, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of StanCorp Financial Group, Inc. issuable pursuant to the 1999 Omnibus Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of StanCorp Financial Group, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: May 3, 1999


/s/ Peter O. Kohler
-------------------
PETER O. KOHLER

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

      (S-8 Registration Statement for 1999 Omnibus Stock Incentive Plan)

 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of STANCORP FINANCIAL GROUP, INC. does hereby constitute and appoint Ronald E. Timpe, Eric E. Parsons, and J. Gregory Ness, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of StanCorp Financial Group, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable StanCorp Financial Group, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of StanCorp Financial Group, Inc. issuable pursuant to the 1999 Omnibus Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of StanCorp Financial Group, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: May 3, 1999


/s/ Jerome J. Meyer
-------------------
JEROME J. MEYER

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

      (S-8 Registration Statement for 1999 Omnibus Stock Incentive Plan)

 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of STANCORP FINANCIAL GROUP, INC. does hereby constitute and appoint Ronald E. Timpe, Eric E. Parsons, and J. Gregory Ness, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of StanCorp Financial Group, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable StanCorp Financial Group, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of StanCorp Financial Group, Inc. issuable pursuant to the 1999 Omnibus Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of StanCorp Financial Group, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: May 3, 1999


/s/ Ralph R. Peterson
---------------------
RALPH R. PETERSON

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

      (S-8 Registration Statement for 1999 Omnibus Stock Incentive Plan)

 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of STANCORP FINANCIAL GROUP, INC. does hereby constitute and appoint Ronald E. Timpe, Eric E. Parsons, and J. Gregory Ness, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of StanCorp Financial Group, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable StanCorp Financial Group, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of StanCorp Financial Group, Inc. issuable pursuant to the 1999 Omnibus Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of StanCorp Financial Group, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: May 3, 1999


/s/ E. Kay Stepp
----------------
E. KAY STEPP

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

      (S-8 Registration Statement for 1999 Omnibus Stock Incentive Plan)

 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of STANCORP FINANCIAL GROUP, INC. does hereby constitute and appoint Ronald E. Timpe, Eric E. Parsons, and J. Gregory Ness, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of StanCorp Financial Group, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable StanCorp Financial Group, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of StanCorp Financial Group, Inc. issuable pursuant to the 1999 Omnibus Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of StanCorp Financial Group, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: May 3, 1999


/s/ William Swindells
---------------------
WILLIAM SWINDELLS

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

      (S-8 Registration Statement for 1999 Omnibus Stock Incentive Plan)

 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of STANCORP FINANCIAL GROUP, INC. does hereby constitute and appoint Ronald E. Timpe, Eric E. Parsons, and J. Gregory Ness, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of StanCorp Financial Group, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable StanCorp Financial Group, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of StanCorp Financial Group, Inc. issuable pursuant to the 1999 Omnibus Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of StanCorp Financial Group, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: May 3, 1999


/s/ Michael G. Thorne
---------------------
MICHAEL G. THORNE

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

      (S-8 Registration Statement for 1999 Omnibus Stock Incentive Plan)

 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of STANCORP FINANCIAL GROUP, INC. does hereby constitute and appoint Ronald E. Timpe, Eric E. Parsons, and J. Gregory Ness, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of StanCorp Financial Group, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable StanCorp Financial Group, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of StanCorp Financial Group, Inc. issuable pursuant to the 1999 Omnibus Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of StanCorp Financial Group, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: May 3, 1999


/s/ Franklin E. Ulf
-------------------
FRANKLIN E. ULF

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

      (S-8 Registration Statement for 1999 Omnibus Stock Incentive Plan)

 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of STANCORP FINANCIAL GROUP, INC. does hereby constitute and appoint Ronald E. Timpe, Eric E. Parsons, and J. Gregory Ness, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of StanCorp Financial Group, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable StanCorp Financial Group, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of StanCorp Financial Group, Inc. issuable pursuant to the 1999 Omnibus Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of StanCorp Financial Group, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: May 3, 1999


/s/ Benjamin R. Whiteley
------------------------
BENJAMIN R. WHITELEY